UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Amicus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

October [—], 2011

Dear Stockholder:

We are pleased to invite you to attend a Special Meeting of Stockholders to be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on November 21, 2011, at 9:00 a.m. Eastern Standard Time.

Enclosed are the following:

•	Our Notice of Special Meeting of Stockholders and Proxy Statement; and

•	A proxy card with a return envelope to record your vote.

The accompanying notice of the Special Meeting and Proxy Statement describe the business we will conduct at the meeting and provide information about Amicus Therapeutics, Inc. that you should consider when you vote your shares.

Your vote is important. When you have finished reading the Proxy Statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope or vote via telephone or internet according to the instructions in the Proxy Statement. If you attend the Special Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend in person.

Sincerely,

John F. Crowley

Chairman and Chief Executive Officer

October [—], 2011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

A Special Meeting of Stockholders of Amicus Therapeutics, Inc. will be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on November 21, 2011 at 9:00 a.m. Eastern Standard Time. The purpose of this meeting is to vote on the following:

1.	An amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock, par value $.01 per share, that we are authorized to issue from 50,000,000 shares to 125,000,000 shares.

2.	Any other business that is properly presented at the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Special Meeting is October 24, 2011. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Geoffrey P. Gilmore

Senior Vice President, General Counsel and Secretary

Cranbury, New Jersey

October [—], 2011

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card or vote by telephone or the internet as instructed in the accompanying materials as promptly as possible in order to ensure your representation at the meeting. You can revoke a proxy at any time prior to its exercise by following the instructions in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominees and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

AMICUS THERAPEUTICS, INC.

6 Cedar Brook Drive, Cranbury, New Jersey 08512

(609) 662-2000

PROXY STATEMENT FOR THE AMICUS THERAPEUTICS, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

NOVEMBER 21, 2011

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (sometimes referred to as “we,” “Amicus” or the “Company”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”) and any adjournments of the meeting to be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on November 21, 2011 at 9:00 a.m. Eastern Standard Time. This Proxy Statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this Proxy Statement. You do not need to attend the Special Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy by telephone or on the internet.

We intend to mail this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting on or about October [—], 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 21, 2011.

THE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS, A FORM OF PROXY, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 ARE AVAILABLE AT: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15417, through the Investor Relations section of our web site at www.amicustherapeutics.com or at www.sec.gov,.

Who Can Vote?

Only stockholders of record at the close of business on October 24, 2011 are entitled to vote at the Special Meeting. On this record date, there were [—] shares of our common stock (“Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The Common Stock is our only outstanding class of voting stock.

Stockholder of Record: Shares Registered in Your Name

If, on October 24, 2011, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or follow the instructions on the proxy card to submit your vote by telephone or internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on October 24, 2011, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. A number of brokers and banks enable beneficial owners to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you provide a valid proxy from your broker, bank or other custodian.

What am I voting on?

At the Special Meeting, stockholders will be asked to vote on an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 per share, that we are authorized to issue from 50,000,000 shares to 125,000,000 shares.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Special Meeting.

Stockholder of Record: If your shares are registered directly in your name, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

•

By telephone. You may vote over the telephone by calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States and follow the recorded instructions. Please have your proxy card available when you call. Your vote must be received by 11:59 p.m. Eastern Standard Time on November 20, 2011 to be counted.

•

Internet. You may vote via the internet by going to www.voteproxy.com and follow the on-screen instructions. Please have your proxy card available when you access the web page. Your vote must be received by 11:59 p.m. Eastern Standard Time on November 20, 2011 to be counted.

Beneficial Owner: If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•

In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

•	Using any other means made available to you by your bank, broker or other nominee.

How Many Votes do I have?

Each share of Common Stock that you own as of October 24, 2011, entitles you to one vote on each matter to be voted on at the Special Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the amendment to our Restated Certificate of Incorporation. If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before the Special Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•

attending the meeting in person and voting in person if you are a stockholder of record. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

How Does the Board of Directors Recommend That I Vote on the Proposal?

The Board of Directors recommends that you vote “FOR” the amendment to our Restated Certificate of Incorporation increasing the number of shares of Common Stock that we are authorized to issue from 50,000,000 shares to 125,000,000 shares.

If any other matter is properly presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

What Vote is Required to Approve the Proposal?

The affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on such matter is required to approve the amendment to our Restated Certificate of Incorporation. Abstentions will have the effect of a vote against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Shares represented by abstentions and broker non-votes will be counted in determining whether there is a quorum for the Special Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes will not be counted towards the vote total for the proposal.

Who Will Pay the Costs of Soliciting these Proxies and How Are They Being Solicited?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days after the Special Meeting.

Attending the Special Meeting

The Special Meeting will be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on November 21, 2011 at 9:00 a.m. Eastern Standard Time. When you arrive at Amicus, signs will direct you to the appropriate meeting rooms. You are not required to attend the Special Meeting in order to vote. Should you require directions to the Special Meeting, please contact Sara E. Pellegrino, Associate Director, Investor Relations at spellegrino@amicustherapeutics.com.

When are stockholder proposals due for the 2012 Annual Meeting of Stockholders?

If you wish to submit a proposal to be considered for inclusion in the proxy materials for the Amicus 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) or nominate a director in connection therewith, your proposal must be in proper form according to Securities and Exchange Commission (“SEC”) Regulation 14A, Rule 14a-8 and received by the Secretary of the Company no later than December 27, 2011. Proposals received after that date will not be voted on at the 2012 Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not earlier than November 27, 2011 and not later than December 27, 2011; provided, however, that in the event that the date of the 2012 Annual Meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the 2011 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered not earlier than the close of business on the ninetieth (90) day prior to the 2012 Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to the 2012 Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting. All stockholder proposals should be marked for the attention of Secretary, c/o Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FINANCE

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 30, 2011 for (a) the executive officers of the Company, (b) each of our directors, (c) all of our directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

We deem shares of Common Stock that may be acquired by an individual or group within 60 days of September 30, 2011 pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 34,654,206 shares of Common Stock outstanding on September 30, 2011.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Of Shares Beneficially Owned
5% Stockholders

Entities affiliated with GlaxoSmithKline plc (1)	6,866,244	19.8%
980 Great West Road Brentford Middlesex
TW8 9GS England

Entities affiliated with Palo Alto Investors (2)	6,382,533	18.2%
470 University Avenue
Palo Alto, CA 94301

Entities affiliated with New Enterprise Associates (3)	4,510,340	13.0%
1119 St. Paul Street
Baltimore, MD 21202

Entities affiliated with Great Point Partners (4)	3,719,630	10.4%
165 Mason Street, 3rd Floor
Greenwich, CT 06830

Entities affiliated with Frazier Healthcare Ventures (5)	3,520,678	10.2%
601 Union Street, Suite 3200
Seattle, WA 98101

Entities affiliated with Prospect Venture Partners II, L.P. (6)	2,240,752	6.5%
435 Tasso Street, Suite 200
Palo Alto, CA 94301

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Of Shares Beneficially Owned
Executive Officers and Directors
John F. Crowley (7)	1,023,528	2.9%
Matthew R. Patterson (8)	423,703	—
S. Nicole Schaeffer (9)	164,725		*
David Lockhart, Ph.D. (10)	375,542	1.1
Bradley L. Campbell (11)	122,011		*
John Kirk (12)	78,090		*
Geoffrey P. Gilmore (13)	102,966		*
Pol F. Boudes (14)	117,069		*
John M. McAdam (15)	—	—
Ken Valenzano, Ph.D. (16)	69,235		*
Kenneth Peist (17)	37,885		*
Enrique Dilone (18)	20,718		*
Robert Winkler (19)	—	—
Mohan Ganesan (20)	—	—
Donald J. Hayden, Jr. (21)	56,667		*
Glenn P. Sblendorio (22)	41,933		*
Michael G. Raab (23)	30,000		*
Sol J. Barer, Ph.D. (24)	60,000		*
Margaret G. McGlynn, R.Ph. (25)	21,875		*
Alexander E. Barkas, Ph.D. (6) (26)	2,270,752	6.5%
James N. Topper, M.D., Ph.D. (5) (27)	3,550,678	10.2%
James Barrett, Ph.D. (3) (28)	4,520,340	13.0%
All directors and executive officers as a group (21 persons) (29)	12,664,014	34.3%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.
(1)	Consists of 6,866,244 shares held of record by Glaxo Group Limited.
(2)	Consists of 2,330,686 shares beneficially owned by Palo Alto Healthcare Master Fund, L.P., 2,612,425 shares beneficially owned by Palo Alto Healthcare Master Fund II, L.P., 2,034,689 shares beneficially owned by Palo Alto Healthcare Fund, L.P., and 2,110,056 shares beneficially owned by Palo Alto Healthcare Fund II, L.P.. Palo Alto Investors is the manager of Palo Alto Investors, LLC. William Leland Edwards is the controlling shareholder of Palo Alto Investors. Anthony Joonkyoo Yun, M.D. is the President of Palo Alto Investors, LLC and Palo Alto Investors. Each of Palo Alto Investors, LLC, Palo Alto Investors, Mr. Edwards and Dr. Yun disclaims beneficial ownership of the shares held by entities affiliated with Palo Alto Investors, except to the extent of any pecuniary interest therein.
(3)	Consists of 3,659,157 shares held of record by New Enterprise Associates 11, Limited Partnership and 851,183 shares held of record by New Enterprise Associates 9, Limited Partnership. Voting and investment power over the shares held by New Enterprise Associates 9, Limited Partnership is exercised by NEA Partners 9, Limited Partnership, its general partner. The individual general partners of NEA Partners 9, Limited Partnership are C. Richard Kramlich, Peter J. Barris, Charles W. Newhall, III, Mark W. Perry and John M. Nehra. Voting and investment power over the shares held by New Enterprise Associates 11, Limited Partnership is exercised by NEA Partners 11, Limited Partnership, its general partner. The general partner of NEA Partners 11, Limited Partnership is NEA 11 GP, LLC. The individual managers of NEA 11 GP, LLC are C. Richard Kramlich, Peter J. Barris, Forest Baskett, Charles W. Newhall, III, Mark W. Perry, Scott D. Sandell, Eugene A. Trainor, III, Charles M. Linehan, Ryan D. Drant, Krishna “Kittu” Kolluri and M. James Barrett. Each of the aforementioned indirect holders of the shares held by New Enterprise Associates 11, Limited Partnership and New Enterprise Associates 9, Limited Partnership disclaims beneficial ownership of such shares, except to the extent of their respective pecuniary interest therein.

(4)	Consists of 671,555 shares held of record by Biomedical Value Fund, L.P. (“BVF”), 742,687 shares held of record by Biomedical Offshore Value Fund, Ltd. (“BOVF”), 258,269 shares held of record by Biomedical Institutional Value Fund, L.P. (“BIVF”), 401,064 shares held of record by Lyrical Multi-Manager Fund, L.P. (“Lyrical”), and 668,448 shares held of record by Class D Series GEF-PS, L.P (“GEF-PS”), along with 234,612 shares underlying a warrant held by BVF, 254,700 shares underlying a warrant held by BOVF, 87,228 shares underlying a warrant held by BIVF, 150,399 shares underlying a warrant held by Lyrical and 250,668 shares underlying a warrant held by GEF-PS. Great Point Partners, LLC is the investment manager of these funds and by virtue of such status may be deemed to the beneficial owners of these shares. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point and Mr. David Kroin, as special managing member of Great Point, has voting and investment power with respect to these shares. Each of Great Point Partners LLC, Dr. Jay and Mr. Kroin disclaims beneficial ownership of the shares held by entities affiliated with Great Point Investors, except to the extent of any pecuniary interest therein.
(5)	Consists of 2,586,886 shares held of record by Frazier Healthcare IV, L.P., 13,128 shares held of record by Frazier Affiliates IV, L.P. and 920,664 shares held of record by Frazier Affiliates V, L.P. Dr. Topper, a member of our Board of Directors, holds the title of General Partner with Frazier Healthcare Ventures. In that capacity he shares voting and investment power for the shares held by Frazier Healthcare IV, L.P. and Frazier Affiliates IV, L.P. Dr. Topper disclaims beneficial ownership of the shares held by entities affiliated with Frazier Healthcare Ventures, except to the extent of any pecuniary interest therein.
(6)	Consists of 2,207,144 shares held of record by Prospect Venture Partners II, L.P., and 33,608 shares held of record by Prospect Associates II, L.P. Dr. Barkas, a member of our Board of Directors and a Managing Member of the General Partner of both Prospect Venture Partners II, L.P. and Prospect Associates II, L.P., disclaims beneficial ownership of the shares held by entities affiliated with Prospect Venture Partners II, L.P. except, to the extent of any pecuniary interest therein.
(7)	Consists of 909,200 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011, 109,867 shares held of record and 4,461 shares underlying a warrant.
(8)	Consists of 330,381 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011, and 93,322 shares held of record. Mr. Patterson’s employment with the Company ended in August 2011.
(9)	Consists of 152,143 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011 and 12,582 shares held of record.
(10)	Consists of 375,542 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(11)	Consists of 122,011 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(12)	Consists of 78,090 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(13)	Consists of 102,996 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(14)	Consists of 117,069 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(15)	Mr. McAdam’s employment with the Company ended in September 2010.
(16)	Consists of 67,527 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011, and 1,708 shares held of record.
(17)	Consists of 37,885 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(18)	Consists of 20,718 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(19)	Mr. Winkler’s employment with the Company began on September 6, 2011.
(20)	Mr. Ganesan’s employment with the Company ended in February 2011.
(21)	Consists of 56,667 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.

(22)	Consists of 30,000 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011, and 11,933 shares held of record.
(23)	Consists of 30,000 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(24)	Consists of 40,000 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011, and 20,000 shares held of record.
(25)	Consists of 21,875 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(26)	Consists of 30,000 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(27)	Consists of 30,000 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(28)	Consists of 10,000 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011.
(29)	Consists of 2,231,693 shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2011, 4,461 shares underlying a warrant and 10,427,860 total shares held of record.

PROPOSAL TO APPROVE AND ADOPT

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

Description of the Amendment

The Board of Directors has adopted a resolution to amend our Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock, par value $.01 per share, that we are authorized to issue from 50,000,000 to 125,000,000 shares and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized (10,000,000 shares), and the total authorized shares will be increased from 60,000,000 to 135,000,000. The amendment will replace the first sentence of Section 4 of our current Restated Certificate of Incorporation with the following language:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Thirty-Five Million (135,000,000) shares, consisting solely of: One Hundred Twenty-Five Million (125,000,000) shares of common stock, par value $.01 per share (“Common Stock”); and Ten Million (10,000,000) shares of preferred stock, par value $.01 per share (“Preferred Stock”).

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Restated Certificate of Incorporation. Currently, we are authorized to issue up to 50,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share.

As of September 30, 2011, the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants, options, and preferred stock equaled 48,355,049 as follows:

•	34,654,206 shares of common stock issued and outstanding;

•	1,854,946 shares of common stock reserved for issuance pursuant to warrants to purchase common stock outstanding; and

•	11,845,897 shares of common stock reserved for issuance pursuant to options to purchase common stock outstanding.

As a result, we have only 1,644,951 unreserved shares of common stock available for issuance. There are no shares or preferred stock outstanding.

Reason for the Proposal

We have incurred losses to date and expect to continue to generate losses over the next couple of years as we continue the clinical development of our drug candidates, including Amigal, and conduct preclinical studies on other programs. These activities are expected to expand over time and will require further resources if we are to be successful. Because we have not generated commercial sales revenue and we expect our losses will continue in the near future, we will need to raise additional capital through a range of activities including equity offerings, business collaborations, or other business development opportunities. Our Board of Directors believes that the current amount of unreserved shares of common stock is insufficient for our future financing needs because it is likely that the sale of shares of common stock will be one of the principal means by which we will raise additional capital until such time as we are able to generate earnings sufficient to finance our operations or achieve significant milestone and/or royalty payments under current or future collaboration agreements. Although our Board of Directors has no current plan, arrangement or commitment to issue additional shares of common stock, the Board believes that it is in the best interest of the Company and our stockholders to have a sufficient number of authorized but unissued shares of common stock available for issuance in the future for such purposes.

In addition, increasing the number of shares of common stock available for issuance to 125 million will more properly align the Company with our peer group established by the Compensation Committee of the Board of Directors and set forth in our proxy statement mailed to stockholders in connection with our 2011 Annual Meeting of Stockholders held on May 24, 2011. On average, the companies in our peer group are authorized to issue approximately 159 million shares of common stock, more than three times the authorized shares for the Company. Increasing our authorized shares to 125 million will afford us the financing flexibility enjoyed by our peers and better allow us to compete with these companies.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Restated Certificate of Incorporation is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Corporation, and our Board of Directors does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board of Directors to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 125,000,000 SHARES.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

DELIVERY OF THIS PROXY STATEMENT

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement, form of proxy, Notice of Special Meeting of Stockholders, may have been sent to multiple stockholders in your household. Householding is designed to reduce duplicate mailings and save significant printing and postage costs. If you receive a household mailing this year and would like to receive additional copies of our annual report to stockholders, Notice of Internet Availability of Proxy Materials and/or this Proxy Statement, please call us at 609-662-2000 or send a written request to spellegrino@amicustherapeutics.com or Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512. If you want to receive separate copies of the Proxy Statement, form of proxy, Notice of Special Meeting of Stockholders or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

SPECIAL MEETING OF STOCKHOLDERS OF

Amicus Therapeutics, Inc.

November 21, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15417

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	00030000000000000000 4		112111

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS

SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN

1.   Proposal to approve and adopt an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock, par value $.01 per share, that we are authorized to issue from 50,000,000 to 125,000,000.

				☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:
■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

1	¢

AMICUS THERAPEUTICS, INC.

6 Cedar Brook Drive

Cranbury, NJ 08512

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Amicus Therapeutics, Inc. hereby appoints Bradley Campbell and Geoffrey P. Gilmore as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Amicus Therapeutics, Inc. held of record by the undersigned on October 24, 2011, and which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey, 08512 on November 21, 2011, or any adjournment or postponement thereof.

This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting by giving written notice of such revocation to the Secretary of Amicus Therapeutics, Inc. prior to the meeting or by filing with the Secretary of Amicus Therapeutics, Inc. prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Special Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of Amicus Therapeutics, Inc. on a form provided at the Special Meeting. The undersigned hereby acknowledges receipt of a notice of Special Meeting of Stockholders of Amicus Therapeutics, Inc. called for November 21, 2011 and the Proxy Statement for the Special Meeting, each dated October [    ], 2011, prior to the signing of this proxy.

(Continued and to be signed on the reverse side)

COMMENTS:

¢	14475	¢

SPECIAL MEETING OF STOCKHOLDERS OF

Amicus Therapeutics, Inc.

November 21, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER

ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15417
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 00030000000000000000 4	112111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
		1.	Proposal to approve and adopt an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock, par value $.01 per share, that we are authorized to issue from 50,000,000 to 125,000,000.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■